ABS Investor Presentation October 7, 2025

Legal Disclosures The information contained in this electronic presentation (the “Information”) is being provided to you on a confidential basis solely for your review and may not be downloaded, copied, reproduced, or redistributed, in whole or in part, directly or indirectly, by you. The Information is provided to you solely for informational purposes, is intended for your use only, and does not constitute an offer or a commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). The Information will not constitute an offer to sell or the solicitation of an offer to buy the Series 2025-2 Class A, Class B, Class C and Class D Notes (the "Offered Notes") contemplated to be issued by Regional Management Issuance Trust 2025-2 (the “Issuer”) discussed in the Information, nor will there be any offer to sell or solicitation of an offer to buy the Offered Notes in any jurisdiction or to any person in which or to whom such offer, solicitation, or sale would be unlawful. This electronic presentation is not an offering circular and the Information does not include all of the information required to be included in the offering circular relating to the Offered Notes. Any indicative terms described in the Information are subject to and qualified in their entirety by the offering circular relating to the Offered Notes, which will supersede the indicative terms described in the Information in their entirety, and other preliminary information made (or to be made) available to you. As such, the Information may not reflect the impact of all structural characteristics of the Offered Notes. The assumptions underlying the Information, including structure and collateral, are for preliminary discussion purposes only and may be modified to reflect changed circumstances. The Information does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigative analysis of the transaction described in the Information and the data set forth herein. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. THIS ELECTRONIC PRESENTATION AND THE INFORMATION ARE NOT INTENDED TO FURNISH LEGAL, REGULATORY, TAX, ACCOUNTING, INVESTMENT, OR OTHER ADVICE TO ANY PROSPECTIVE INVESTOR IN THE OFFERED NOTES. This presentation contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the Information in this document is complete. For additional financial, statistical, and business information concerning the Company, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. The Information and this presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. 2

Legal Disclosures (continued) Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Except to the extent required by law, the Company, its respective agents, employees, and advisors, and. J.P. Morgan Securities LLC, BMO Capital Markets Corp., Wells Fargo Securities, LLC, and Regions Securities, LLC (collectively, the “Initial Purchasers”) do not intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement or other Information, whether as a result of new information, future developments, or otherwise. The Information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.  The Initial Purchasers may, from time to time, participate or invest in other financing transactions with the Company and its affiliates, perform services for or solicit business from the Company and its affiliates, and/or have a position or effect transactions in the Notes or derivatives thereof. This presentation also contains certain financial terms and abbreviations. Please refer to the Appendix accompanying this presentation for a glossary of terms and abbreviations. 3

Company Overview

Company Overview Founded 1987 NYSE Listed: RM 352 branches 19 states Total receivables of $2.0 billion Multi-channel marketing: branches, digital, and direct mail Legacy States (prior to 2021) 2021 New States (IL, UT) 2022 New States (MS, IN, CA, LA) Potential Future State Expansion Geographic footprint and net finance receivables as of 06/30/2025 Diversified consumer finance company operating under the name “Regional Finance” Provide installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders Goal to consistently grow finance receivables and soundly manage portfolio risk, while providing customers with attractive, safe, easy-to-understand loan products serving their varied financial needs 2023 New States (AZ) (ID – entered digitally in 2022 and branch in 2023)

Growth Strategy Geographic Expansion Accelerated Innovation Product and Channel Expansion Identified states with favorable economics for expansion Continue to identify opportunities to optimize branch network within existing footprint Continue to drive scale using centralized originations and servicing Deploy new technology to further omni-channel experience Leverage data and analytics to improve credit underwriting, customer acquisition and retention, and back-office capabilities Execute on distribution of larger auto-secured loans, higher-margin small loans, and end-to-end digital originations Assess new product offerings in the marketplace National scale should enable additional strategic partnerships

Investment Highlights Strong balance sheet supports capital returns Geographic, product, and channel expansion drive growth Omni-channel growth strategy with abundant market opportunity Controlled growth with stable credit using advanced credit tools Modern infrastructure and digital capabilities Deep management experience through credit cycles High customer satisfaction and loyalty Scale, digital capabilities, and lighter footprint will drive operating leverage

Financial Overview: Key Financial Results In millions Continued growth in account base and portfolio in controlled and profitable manner 2Q 25 YTD revenue growth outpaced G&A expense growth by 2.7x from the prior-year Enhanced prequalification capabilities and tighter integration with digital affiliate partners drive better digital leads Digital initiatives, new state expansion, and new product development have driven strong growth In millions Net income in millions

Abundant Total Addressable Market Approximately 79 million Americans generally align with Regional’s customer base (1)(3) $95 billion market opportunity – RM has ~2% market share and increased our addressable market by over 80% since 2020; still significant runway for growth $4.7 Trillion Consumer Finance Market (2) 26% of US Population with FICO Between 550 & 700 (3) Personal Installment Loans Account for ~$97 billion (2) Adult US Population sourced from US Census Bureau https://www.census.gov/data/tables/time-series/demo/popest/2020s-national-detail.html Sourced from Equifax US National Consumer Credit Trends Report; August 2025 Sourced from Arkali, Can. “Average U.S. FICO® Score Stays Steady at 717” FICO.com, 09 Oct. 2024, https://www.fico.com/blogs/average-u-s-fico-score-stays-717-even-consumers-are-faced-economic-uncertainty Auto Loans (36%) Student Loans (30%) Credit Cards (24%) Other (8%) Personal Lending (2%)

Serving Our Customers Best Excellent net promoter score of 61(1) 91% of customers would apply to Regional Finance first the next time they need a loan(1) ~90% favorable ratings for key attributes(1): Loan process was quick, easy, and understandable People are professional, responsive, respectful, knowledgeable, helpful, and friendly Continued investment in digital channels and remote servicing options, and focus on delivering positive customer experience has allowed us to maintain strong metrics Origination Needs Demographics Top-Notch Customer Service Average Age (2) 56 Years Annual Income (2) $56,000 Some College or Advanced Degree (1) 57% Fall 2024 Customer Satisfaction Survey (performed by third party and commissioned by RM) Based on 2Q 25 origination volume

Product Offerings

Multi-Channel Acquisition

In Branch
$1.1B Originated
71% Large/29% Small

Direct Mail
$489.7MM Originated
Convenience Check Loans

Digital
$214.6MM Originated
Digital Lead Generation
Partnership Affiliates

Small Loans

Customer Need	Characteristics	Portfolio
Short-term cash needs	Size: $500 to $2,500	Outstanding Balance: $547.0MM
Bill payment	Average Origination: ~$2,200	# of Loans: 310,700
Back-to-school expenses	Average Origination APR: 44.6%	
Auto repair		

Large Loans

Customer Need	Characteristics	Portfolio
Debt consolidation	Size: $2,501 to $35,000	Outstanding Balance: $1.4B
Medical expenses	Average Origination: ~$6,200	# of Loans: 268,500
Home repairs	Average Origination APR: 30.7%	

Over the last several quarters, we deployed a barbell strategy of growth in auto-secured loans (a large loan segment) and higher-margin small loans (particularly loans with APRs greater than 36%)

Auto-secured loans are available for higher credit quality customers, carry lower APRs, and have the lowest loss rates of all product segments

Higher-margin small loans enable greater access to credit while generating a margin sufficient to address higher credit risk and to meet return hurdles

Originations metrics reflect trailing twelve months (3Q 24 - 2Q 25); portfolio data is as of 06/30/2025

REGIONAL MANAGEMENT 11

Originations $ in millions Record total originations, driven by strong performance from our digital channel, demand for our auto-secured products, and our 17 new branches opened since 2Q 24 In 2Q 25, achieved 10.5% year-over-year portfolio growth from new branch openings while strategically balancing growth of our high-quality auto-secured and higher-margin small loan portfolios Auto-secured product portfolio grew $66.2MM to 12.5% of the total portfolio, compared to 10.1% in the prior-year period Portfolio of loans with an APR greater than 36% grew $49.8MM to 18.1% of the portfolio, compared to 17.2% in the prior-year period $ in millions

Funding

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations (1)  In August 2025, we amended our Senior Revolver to, among other things, decrease margin from 3.0% to 2.75% and remove the SOFR spread adjustment (1)

Strength of Sponsor Regional has been in business since 1987 and has effectively managed numerous economic and business cycles Deep management and board experience in consumer finance industry Profitable every fiscal year since IPO in 2012 Seasoned Program Regional has successfully completed 12 securitizations (1 private and 11 Rule 144A) totaling $2.3 billion Regional has called 5 of the Rule 144A securitizations since program inception Revolving Period Revolving period allows for reinvestment and extended duration Historical issuances with 2–5-year revolving periods Rating Agencies In June 2025, S&P raised ratings on 6 classes of notes and affirmed ratings on the other 2 classes of RMIT transactions in amortization In February 2025, DBRS raised ratings on 7 classes of notes and affirmed ratings on the other 16 classes of RMIT transactions In September 2024, S&P raised ratings on 6 classes of notes and affirmed ratings on the other 2 classes of RMIT transactions in amortization Credit Enhancement Structuring revolver to worst case pool provides additional credit enhancement versus actual pool Rapid Deleveraging Rapid deleveraging through fixed dollar overcollateralization once amortization begins Use of Proceeds Create capacity within warehouses and senior revolver to fund growth ABS Program Highlights

Governance & Controls

Public Company Discipline and Transparency Full Transparency – Public SEC Filings and Disclosures Internal Controls – SOX controls in place since 2013 External Audits – Deloitte & Touche LLP Compliance – Team of 18 FTE led by Chief Compliance Officer Enterprise Risk Management – Identifies and manages significant company risks Internal Audit – Covers corporate office functions and branch activities Cybersecurity – Guided by National Institute of Standards and Technology (NIST) framework, coupled with 3rd party assessments

Rob Beck President and Chief Executive Officer Harp Rana Chief Financial and Administrative Officer Jim Ryan Chief Marketing Officer Manish Parmar Chief Credit Risk Officer Joseph Manavalan Chief Technology and Digital Officer Chris Peterson Chief Data and Analytics Officer Brian Fisher Chief Strategy and Development Officer Catherine Atwood General Counsel and Secretary David Korn Chief Compliance Officer Board of Directors Deep Management Experience Accomplished team with extensive backgrounds in consumer finance Rob Beck President and CEO Manish Parmar Chief Credit Risk Officer Harp Rana Chief Financial and Administrative Officer 20+ years of financial services experience Prior to joining Regional, was Managing Director, North America Retail at Citigroup Held additional roles in business and finance at Citi, including Head of US Retail Deposit and Lending Products 20+ years of credit and financial experience in credit risk, analytics, financial partnerships, database marketing, and modeling Prior to joining Regional, was Chief Credit and Analytics Officer at Conn’s Also held several senior management roles at Discover Financial Services, including the Head of Consumer Risk Management 30+ years of finance, business management, and M&A experience in financial services Spent 29 years at Citi in various roles, including COO for the US Retail bank and Co-head of Citigroup M&A Prior to joining Regional, was EVP and COO for the Leukemia and Lymphoma Society, the second largest cancer non-profit in the US Brian Fisher Chief Strategy and Development Officer 10+ years of consumer finance services experience Previously served as General Counsel and Secretary for Regional Prior to joining Regional, was a corporate and securities attorney for Womble Bond Dickinson, LLP Catherine Atwood General Counsel and Secretary 10+ years of consumer finance services experience Previously served as VP, Deputy General Counsel, and Chief Compliance Officer for Regional Prior to joining Regional, was a business litigation attorney for Womble Bond Dickinson, LLP Bios of Executive Officers

Strong Corporate Governance and Diverse Board of Directors Jonathan Brown Partner with Basswood Capital Management, LLC Formerly at Sandelman Partners Formerly at Goldman Sachs Maria Contreras-Sweet Former Administrator of U.S. Small Business Administration Founder of ProAmerica Bank Former Secretary of CA’s Business, Transportation and Housing Agency Jonathan Brown Partner with Basswood Capital Management, LLC Formerly at Sandelman Partners Formerly at Goldman Sachs Maria Contreras-Sweet Former Administrator of U.S. Small Business Administration Founder of ProAmerica Bank Former Secretary of CA’s Business, Transportation and Housing Agency Board of Directors (Non-Employee Directors)

Robust Procedures and Controls Oversight Collateral All borrowers must provide collateral Secured by titled assets (hard secured) or personal property (soft secured) Verifications Identity Employment Income Credit Scoring Diverse data attributes Review of credit bureau information Implementation of custom scorecards in 2018 Repayment Ability Debt to Income Calculation Minimum Annual Income Requirement Lend only against a portion of gross income Collateral Soft Secured Loans (Personal Property) Hard Secured (Titled Assets) Unsecured Verifications Identity Employment Income Credit Scoring Diverse data attributes Review of credit bureau and alternative data Implemented Next-Gen Scorecard in 2022 Repayment Ability Debt-to-Income Calculation Minimum Annual Income Requirement Lend only against a portion of gross income Risk-Based Audits by Internal Audit Department Yearly Required Training Program Detailed Policy and Procedure Manuals for Branch Consistency Incentive Program Based on Delinquency, Profitability, & Growth Detailed Supervisory Visits and Oversight Monitoring of Critical Analytics Recurring Branch Self-Assessments

Compliance and Audit Internal Audit Operates under a board-approved plan Regularly review loan originations and servicing records Review internal policies and procedures to ensure compliance Branch and Central Employees Annual compliance trainings and re-certification Strong culture of compliance Detailed policies and procedures manuals Monthly branch self-assessments Detailed supervisory visits Compliance Across Home Office Departments Monthly monitoring of critical analytics Establish standards and provide guidance for risk management and controls Well-documented and controlled reporting framework Oversees external state regulatory audits and internal branch audits Alerts senior management and board to emerging risks Governed by board of directors, performs branch and corporate audits Audit Comprised of multiple SMEs, each performs key function Compliance Team members represent a culture of compliance, with regular trainings Branches

Strong Servicing Capabilities and Loss Mitigation

Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections



Current
1-29
30-59
60-89
90-119
120-149
150-179
180+
Post Charge-Off

In-Branch Servicing & Central Support

Early-stage collection efforts primarily performed in the branches

High-touch relationship allows branches to quickly anticipate and proactively resolve repayment problems

Combination of payment options available

Centralized Collections

Late-stage co-collection support for the branches by centralized collectors located in servicing centers in Dallas and Greenville

Bankruptcy and post-charge-off collections handled centrally

Qualifying charged-off accounts are sold to a third party

Loss Mitigation

Tools are designed to reduce overall loss in the portfolio by helping qualified customers

These programs are used to help customers navigate through short and medium-term cash flow issues

Payment Deferral

Used for customers with temporary hardships

Allows customer to defer their monthly payment which solves immediate cash flow concerns

Loan Modification

Used for customers with short and medium-term hardships

Allows customer an adjustment to their monthly interest rate which solves for cash flow concerns

Delinquent Renewal

Refinance of previous loan similar to a renewal, with a recent payment and verified current employment generally required

Aids customers that are experiencing medium-term financial hardships and cash flow issues

REGIONAL MANAGEMENT 22

Credit Performance

Portfolio Credit Metrics (Less than or equal to 36% APR loans) (1) Loan sales of late-stage delinquent accounts in 4Q 22 and 4Q 23 accelerated 1Q charge-offs into 4Q 2Q 25 delinquency rate improved 50 bps sequentially and year-over-year 2Q 25 delinquency of $94.7MM compares favorably to the allowance for credit losses of $162.0MM 2Q 25 net credit loss rate improved 120 bps year-over-year from credit tightening and effective portfolio management Our net credit loss rate included a 30 bps impact from losses related to prior-year hurricane activity (0.6%) (0.7%) 2.2% (2.0%) 2.6% (2.2%)

Origination Metrics by Product (Less than or equal to 36% APR loans) FICO Original Term APR Original Loan Balance

Net Loss Curves (Less than or equal to 36% APR loans) 2019 and 2020 vintages were favorably impacted by government stimulus Note: Data as of 06/30/2025 2023 and 2024 vintages are performing well due to credit tightening actions 2021 and 2022 vintages had elevated yet manageable loss levels that were impacted by peak inflation (our bond ratings support that loss levels were manageable) In June 2025, S&P raised ratings on 6 classes of notes and affirmed ratings on the other 2 classes of RMIT transactions in amortization In February 2025, DBRS raised ratings on 7 classes of notes and affirmed ratings on the other 16 classes of RMIT transactions In September 2024, S&P raised ratings on 6 classes of notes and affirmed ratings on the other 2 classes of RMIT transactions in amortization (1) (1)

Consistent Credit Performance for Rule 144a Transactions (1) Increase for RMITs 2024-1 and 2024-2 were due to normal seasoning of the collateral pools Note - RMIT 2025-1 was excluded due to its unseasoned pool Note - Credit performance for ABS transactions reflects results for active transactions during their revolving periods ABS collateral pools have experienced steady credit performance (1) (1) (1) (1)

Payment Channel Mix (Less than or equal to 36% APR loans) Significant reduction in cash and check payments in branch  83% of payments received by RM are currently made electronically (ACH and Debit)

Appendix

Consolidated Income Statements

Consolidated Balance Sheets

Glossary 32 Allowance for credit loss rate – allowance for credit losses as a percentage of ending net finance receivables Bps – basis points Delinquency rate (DQ %) – delinquent loans outstanding as a percentage of ending net finance receivables Efficiency ratio – general and administrative expenses as a percentage of total revenue ENR – ending net finance receivables Net credit loss rate (NCL %) – annualized net credit losses as a percentage of average net finance receivables Return on assets (ROA) – annualized net income as a percentage of average total assets Return on equity (ROE) – annualized net income as a percentage of average stockholders’ equity WAL – weighted average life